                                                            [LOGO OF VOLKSWAGEN]

                                               [LOGO OF AUDI FINANCIAL SERVICES]

                                                                3800 Hamlin Road
                                                          Auburn Hills, MI 48326
                                                             Tel. (248) 340-5685
                                                              Fax (248) 340-5387

                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: August 20, 2001


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


       Delaware                     33-34266                  38-2748796
       --------                     --------                  ----------

 (State of Incorporation)    (Commission File Number)     (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                      N/A
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended August 20, 2001, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   Designation             Description                   Method of Filing
   -----------             -----------                   ----------------

   Exhibit 20          Report for the month ended        Filed with this report.
                       July 31, 2001 provided to
                       Bank One, as trustee under
                       the Volkswagen Credit Auto
                       Master Owner Trust, Series
                       2000-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Volkswagen Credit Auto Master Owner Trust



                                 By: Volkswagen Dealer Finance, LLC


                                 By: /s/  Timothy J. Flaherty
                                    ------------------------------------------
                                        Timothy J. Flaherty